UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Utica Agreements

On July 11, 2024, Faraday&Future, Inc. (“F&F”), a California corporation and a wholly owned subsidiary of Faraday Future Intelligent Electric Inc. (the “Company”), entered into a $4,900,000 lease financing arrangement under a Master Lease Agreement (the “Master Lease”) with UTICA LEASECO, LLC (“Utica”). Under the Master Lease, Utica is leasing to F&F certain machinery, vehicles, equipment and/or other assets (the “Equipment”) described in the equipment schedule dated as of July 11, 2024 (the “Equipment Schedule”) and F&F will pay Utica 51 monthly payments of $146,510. The Master Lease has a four-year term, subject to an end of term buyout option for $490,000, under certain conditions. In addition, after the 19th month, F&F may terminate the lease under certain conditions and upon payment of certain fees.

Under the Master Lease, F&F retains title to the Equipment, granting Utica a first priority security interest therein. The Master Lease contains customary representations and warranties, covenants relating to the use and maintenance of the Equipment, indemnification and events of default, including payment defaults, breach of representations and warranties, covenant defaults, cross-defaults, and certain bankruptcy and insolvency events, customary for leases of this nature. The Master Lease further grants to Utica certain remedies upon a default, including the right to cancel the Master Lease, to accelerate all rent payments for the remainder of the term of the Master Lease, to recover liquidated damages, or to repossess and re-lease, sell or otherwise dispose of the Equipment.

The Master Lease and all related arrangements are guaranteed by the Company under a Master Lease Guaranty (the “Guaranty”). Under the Guaranty, the Company has unconditionally guaranteed the obligations of F&F under the Master Lease and related agreements for the benefit of the Utica.

On July 11, 2024, F&F and Utica entered into a Post-Closing Agreement, pursuant to which F&F agreed to provide Utica rent-free access for 120 days for the Company’s Hanford location (the “Hanford Premises”) and Gardena location (the “Gardena Premises”), respectively (the “Hanford Premises Access Period” and the “Gardena Premises Access Period”), in order to reclaim the collateral under the Master Lease in the event of a default. F&F agreed to make immediate prepayments of $100,000 and $1,435,000 for the Hanford Premises Access Period and the Gardena Premises Access Period, respectively, to be applied as set forth in the Post-Closing Agreement. F&F agreed to make an additional prepayment of $70,000 under the Master Lease, also to be applied in accordance with the Post-Closing Agreement.

The foregoing descriptions of the Master Lease, Equipment Schedule, Guaranty and Post-Closing Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 through 10.7 to this Report and incorporated herein by this reference.

Amendments No. 11 and 12 to Securities Purchase Agreement

On July 11, 2024, the Company entered into that certain Amendment No. 11 to the Securities Purchase Agreement (“Amendment No. 11”) with FF Vitality Ventures LLC (the “FF Vitality Purchaser”), as purchaser, and that certain Amendment No. 12 to Securities Purchase Agreement (“Amendment No. 12”) with Senyun International Ltd. (the “Senyun Purchaser”), as purchaser, each of which amends that certain Securities Purchase Agreement dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022; that certain Joinder and Amendment Agreement, dated as of September 25, 2022; that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022; that certain Limited Consent, dated as of November 8, 2022; that certain Amendment No. 4, dated as of December 28, 2022; that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023; that certain Amendment No. 6 to Securities Purchase Agreement, dated as of February 3, 2023; that certain Amendment No. 7, dated as of March 23, 2023; that certain Amendment No. 8, dated May 8, 2023; that certain Amendment to ATW Notes and Warrants, dated May 9, 2023; that certain Amendment No. 9 to the Securities Purchase Agreement, dated as of August 4, 2023; and that certain Amendment No. 10 to the Securities Purchase Agreement, dated August 4, 2023, the Securities Purchase Agreement, as further amended by Amendment No. 11 and Amendment No. 12, the “SPA”). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022, January 31, 2023, February 6, 2023 March 23, 2023, May 10, 2023 and August 7, 2023 for a description of the key terms of the SPA, which is incorporated herein by reference.

Pursuant to Amendment No. 11 and Amendment No. 12, the Company and each of the FF Vitality Purchaser and the Senyun Purchaser, respectively, as required purchasers under the SPA, agreed to amend the restrictions on debt and liens under the SPA to permit the debt under the Master Lease and the related liens on the Equipment. Concurrently with the execution of Amendment No. 11 and Amendment No. 12, the agent under the SPA also agreed to subordinate its liens that secure the obligations under the SPA to the liens on the Equipment granted to secure the obligations under the Master Lease..

The foregoing description of Amendment No. 11 and Amendment No. 12 is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 11 and Amendment No. 12, filed as Exhibit 10.8 and Exhibit 10.9, respectively, to this Report and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Master Lease Agreement, dated as of July 11, 2024, between Faraday&Future, Inc. and UTICA LEASECO, LLC*
10.2	Rider No. 1 to Master Lease Agreement, dated as of July 11, 2024, by and between Faraday&Future, Inc. and UTICA LEASECO, LLC
10.3	Rider No. 2 to Master Lease Agreement, dated as of July 11, 2024, by and between Faraday&Future, Inc. and UTICA LEASECO, LLC
10.4	Master Lease Guaranty, dated as of July 11, 2024, by and between Faraday Future Intelligent Electric Inc. and UTICA LEASECO, LLC
10.5	Equipment Schedule, dated as of July 11, 2024*
10.6	Rider No. 1 to Equipment Schedule, dated as of July 11, 2024
10.7	Post-Closing Agreement, as of July 11, 2024, by and between Faraday&Future, Inc. and UTICA LEASECO, LLC
10.8	Amendment No. 11 to the Securities Purchase Agreement, dated as of July 11, 2024, by and among Faraday Future Intelligent Electric Inc., and FF Vitality Ventures LLC
10.9	Amendment No. 12 to the Securities Purchase Agreement, dated as of July 11, 2024, by and among Faraday Future Intelligent Electric Inc., and Senyun International Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and certain portions of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: July 12, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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